UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 23, 2026

(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 23, 2026, a jury in Dallas County, Texas issued an advisory verdict against C.H. Robinson Worldwide, Inc. (the “Company”) and two other defendants in a lawsuit related to a trucking accident involving an independent motor carrier. The verdict awarded compensatory damages of $604 million, which could be assessed against the Company. The advisory verdict remains subject to post-trial proceedings before the court enters a final verdict. The Company disagrees with the jury’s advisory verdict and expects to appeal if the jury’s verdict is entered as final.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may include, but are not limited to, statements regarding the Company’s expectations concerning post-trial proceedings, the entry of a final judgment, and the outcome of any appeal. These statements are based upon current expectations and assumptions and involve risks and uncertainties. Our forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties that could cause actual results or events to differ materially from those anticipated in the forward-looking statements. Factors that could cause actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to: the outcome of post-trial motions, including any motion for a new trial; the timing and entry of a final judgment by the court; the outcome of any appeal or other appellate proceedings; the potential for additional litigation costs, settlements, or judgments; and the impact of the litigation on the Company’s financial condition, results of operations, or cash flows. The forward-looking statements in this communication are made as of the date hereof, and the Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Dorothy G. Capers
Dorothy G. Capers Chief Legal Officer and Secretary

Date: July 24, 2026